UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2021

HEALTHCARE SERVICES ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	001-39823	85-2754095
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7809 Woodmont Avenue, Suite 200 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 605-1309
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	HCARU	The Nasdaq Capital Market LLC
Class A common stock included as part of the unit	HCAR	The Nasdaq Capital Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	HCARW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 13, 2021, Healthcare Services Acquisition Corporation (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of up to $5,000,000 to Healthcare Services Acquisition Holdings LLC (the “Sponsor”). The Note does not bear interest and is repayable in full upon consummation of the Company’s initial business combination (a “Business Combination”). If the Company does not complete a Business Combination, the Note shall not be repaid and all amounts owed under it will be forgiven. Upon the consummation of a Business Combination, the Sponsor shall have the option, but not the obligation, to convert up to $2,000,000 of the Note to Warrants of the Company, at a price of $1.00 per warrant (the “Warrants”). The Warrants will be identical to the warrants issued by the Company to the Sponsor in a private placement that took place simultaneously with the Company’s initial public offering. The Note is subject to customary events of default, the occurrence of which automatically trigger the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable.

The Note was issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Note.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Company previously presented a portion of its shares of Class A common stock subject to redemption (the “Class A Shares”) as permanent equity because the Company’s amended and restated certificate of incorporation does not permit redemptions of Class A Shares that would cause the Company’s net tangible assets to be less than $5,000,001. After discussion and evaluation, the Company concluded that all Class A Shares should be classified as temporary equity because such shares can be redeemed or become redeemable subject to the occurrence of events outside the Company’s sole control. This reclassification of equity was reflected in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the Securities and Exchange Commission on November 15, 2021 as a revision.

However, on December 13, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s audited financial statements for the fiscal year ended December 31, 2020 included in its Annual Report on Form 10-K filed on March 29, 2021 (as further amended on June 24, 2021) and the Company’s unaudited interim financial statements for the quarterly periods ended March 31, 2021, June 30, 2021 and September 30, 2021 included in its Quarterly Reports on Form 10-Q filed on July 8, 2021, August 16, 2021 and November 15, 2021, respectively (collectively, the “Affected Periods”), should no longer be relied upon because the revision should have instead been characterized as a restatement. As a result, the Company plans to restate its financial statements for the Affected Periods in an amendment to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and to its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021.

As noted above, the Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective.

Notwithstanding the misidentification, management believes that the financial statements included in the December 31, 2020 Annual Report on Form 10-K filed on March 29, 2021 (as further amended on June 24, 2021) and in the September 30, 2021 Quarterly Report on Form 10-Q filed on November 15, 2021 present fairly in all material respects the Company’s financial position, results of operations and cash flows for the periods presented.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with WithumSmith+Brown, PC, the Company’s independent registered accounting firm.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, David T. Blair resigned as Chief Executive Officer of the Company, effective December 13, 2021. Mr. Blair will continue to serve as the Chairman of the Board of Directors (“Board”). On December 13, 2021, the Board appointed Joshua B. Lynn, the Company’s Chief Financial Officer, to succeed David T. Blair as Chief Executive Officer, effective December 13, 2021.

Mr. Lynn, 41, has served as the Company’s Chief Financial Officer since its inception. From 2012 to 2020, Mr. Lynn was an investor at Caspian Capital LP, an opportunistic credit fund where he ultimately served as a Managing Director, covering the firm’s healthcare portfolio. Mr. Lynn received his B.A. from Emory University and his M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Lynn has resigned from his position as the Company’s Chief Financial Officer.

There are no arrangements or understandings pursuant to which Mr. Lynn was selected for his position. He has no family relationships with any of the Company’s directors or executive officers, and he is not a party to, and he does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

The Board has appointed John Stanfield as the Company’s Chief Financial Officer, effective December 13, 2021.

Mr. Stanfield, age 40, has served as senior principal with Stanfield & Associates, a public accounting firm specializing in the private equity industry and international taxation, since 2011. Most recently, Mr. Stanfield has been Co-President of Aequum Capital and the Chief Executive Officer of Lorem LLC. Mr. Stanfield also serves on the Board of Directors of Twist Investment Corporation. Mr. Stanfield received both his B.A and M.S.T. from the University of Illinois Urbana-Champaign and his M.S.A from DePaul University. Mr. Stanfield has been a Certified Public Accountant since 2006.

There are no arrangements or understandings pursuant to which Mr. Stanfield was selected for his position. He has no family relationships with any of the Company’s directors or executive officers, and he is not a party to, and he does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

10.1	Promissory Note, dated December 13, 2021, issued by Healthcare Services Acquisition Corporation to Healthcare Services Acquisition Holdings LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2021	Healthcare Services Acquisition Corporation

	By:	/s/ Joshua B. Lynn
	Name:	Joshua B. Lynn
	Title:	Chief Executive Officer